UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report:

March 29, 2005

MATTEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05647	95-1567322
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

333 Continental Boulevard, El Segundo, California	90245-5012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(310) 252-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

Section 2 – Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 23, 2005, Mattel, Inc. (“Mattel”), Bank of America, N.A. (“Bank of America”) and other financial institutions executed the Third Amended and Restated Credit Agreement (the “new facility”), which amended Mattel’s Second Amended and Restated Credit Agreement dated as of March 19, 2004 (the “previous facility”). The expiration date of the new facility has been extended to March 23, 2010. All other terms and conditions of the new facility, including the size of the facility, are substantially similar to the previous facility, including the consolidated debt-to-capital and interest coverage ratios.

On March 23, 2005, in connection with the execution of the new facility, Amendment No. 2 to First Amended and Restated Receivables Purchase Agreement (the “new domestic receivables sales facility”), which is a sub-facility of the new and previous facility, was also executed. The expiration date of the new domestic receivables sales facility has been extended to March 23, 2010. All other terms and conditions of the new domestic receivables sales facility are substantially the similar to the previous agreement.

Bank of America acted as a lender and the administrative agent and its affiliate was sole lead arranger and sole book manager in connection with both the new and previous facilities. Additionally, Bank of America currently acts as the administrative agent and a purchaser under the new domestic receivables sales facility. Bank of America and Mattel also have various banking arrangements conducted in the ordinary course of business.

The foregoing brief summary of the Third Amended and Restated Credit Agreement and Amendment No. 2 to First Amended and Restated Receivables Purchase Agreement is qualified in its entirety by reference to the Third Amended and Restated Credit Agreement and Amendment No. 2 to First Amended and Restated Receivables Purchase Agreement, copies of which are filed herewith as Exhibit 99.0 and Exhibit 99.1, respectively.

Section 9 - Financial Statements and Exhibits

Item 9.0.1	Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired: None

(b)  Pro forma financial information: None

(c)  Exhibits:

99.0	Third Amended and Restated Credit Agreement dated as of March 23, 2005, among Mattel, Inc., as Borrower, Bank of America, N.A., as Administrative Agent, and the financial institutions party thereto

99.1	Amendment No. 2 to First Amended and Restated Receivables Purchase Agreement dated as of March 23, 2005, among Mattel Factoring, Inc., as Transferor, Mattel, Inc., as Servicer, Bank of America, N.A., as Administrative Agent, and the financial institutions party thereto

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTEL, INC. Registrant

By:	/s/ CHRISTOPHER O’BRIEN
Christopher O’Brien Vice President and Assistant General Counsel

Date: March 29, 2005

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